SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 10, 2007
                                                --------------------------------

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                       1-11596                  58-1954497
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 (State or other              (Commission File             (IRS Employer
 jurisdiction of                     Number)             Identification No.)
 incorporation)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia              30350
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (770) 587-9898
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

            On September 10, 2007, we entered into two separate letters of intent ("LOIs") to sell a major portion of our Industrial Segment to Triumvirate Environmental, Inc. ("purchaser"). One of the LOIs covers the sale of assets of Perma-Fix of Maryland, Perma-Fix of Fort Lauderdale, and Perma-Fix of Orlando for approximately $12.0 million, plus assumption by the purchaser of certain liabilities of these companies, and the second LOI covers the sale of the assets of Perma-Fix of South Georgia for approximately $1.1 million, plus assumption of certain liabilities. The purchase price under both LOIs is subject to adjustment under certain conditions.

            Both LOIs are subject to the purchaser completing its due diligence, the parties entering into a definitive purchase agreement and the approval by each of the parties' Boards of Directors.

            We have also entered into a letter of intent to sell the Perma-Fix Treatment Services, Inc. facility, located in Tulsa, Oklahoma, which is also within our Industrial Segment, to the Amerex Group, Inc. Under this letter of intent Amerex will pay to us $2.2 million and assume certain liabilities of Perma-Fix Treatment. The purchase price is subject to adjustment under certain conditions. This letter of intent is subject to the Amerex completing its due diligence, the parties entering into a definitive purchase agreement and approval by the Board of Directors of each of the parties.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERMA-FIX ENVIRONMENTAL SERVICES, INC.


Dated: September 12, 2007               By: /s/ Steven Baughman
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                                                Steven Baughman
                                                Vice President and
                                                Chief Financial Officer